UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 18, 2012
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Results of Operations and Financial Condition

Darden Restaurants, Inc. (the “Company”) issued a news release dated September 21, 2012, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share of 85 Cents; Declares A Quarterly Dividend of 50 Cents Per Share,” a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders
 2

(a)	The Company's Annual Meeting of Shareholders was held on September 18, 2012 in Orlando, Florida.

(b)
The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)	Elected a full Board of 13 directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Michael W. Barnes	95,472,925	532,102	13,736,160
Leonard L. Berry	91,058,182	4,946,845	13,736,160
Christopher J. Fraleigh	93,055,022	2,950,005	13,736,160
Victoria D. Harker	92,971,385	3,033,642	13,736,160
David H. Hughes	91,651,925	4,353,102	13,736,160
Charles A. Ledsinger, Jr.	92,440,243	3,564,784	13,736,160
William M. Lewis, Jr.	92,899,358	3,105,669	13,736,160
Senator Connie Mack, III	91,630,509	4,374,518	13,736,160
Andrew H. Madsen	91,679,778	4,325,249	13,736,160
Clarence Otis, Jr.	89,499,615	6,505,412	13,736,160
Michael D. Rose	90,730,315	5,274,712	13,736,160
Maria A. Sastre	87,920,028	8,084,999	13,736,160
William S. Simon	91,900,524	4,104,503	13,736,160

(ii)	Approved a resolution providing advisory approval of the Company's Executive Compensation.

For	76,281,464
Against	19,357,106
Abstain	366,457
Broker Non-Vote	13,736,160

(iii)	Ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 26, 2013.

For	107,324,160
Against	2,224,294
Abstain	192,733
Broker Non-Vote	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99	News release dated September 21, 2012, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share of 85 Cents; Declares A Quarterly Dividend of 50 Cents Per Share.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: September 21, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	News release dated September 21, 2012, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share of 85 Cents; Declares A Quarterly Dividend of 50 Cents Per Share.”